UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 2, 2024

Faraday Future Intelligent Electric Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39395	84-4720320
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

18455 S. Figueroa Street
Gardena, CA	90248
(Address of principal executive offices)	(Zip Code)

(424) 276-7616

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FFIE	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of Class A common stock at an exercise price of $11.50 per share	FFIEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 2, 2024, Faraday Future Intelligent Electric Inc. (the “Company”) entered into that certain Waiver Agreement (the “Waiver Agreement”) with certain investors (each, a “Holder” and, collectively, the “Holders”), who (a) beneficially own and hold one or more of the following securities of the Company: (i) certain secured convertible notes of the Company (including any secured convertible notes issued in exchange therefor, collectively, the “Original Secured Notes”) that were issued pursuant to that certain Securities Purchase Agreement, dated as of August 14, 2022 (as amended, supplemented or otherwise modified from time to time, the “Secured SPA”), and (ii) certain unsecured convertible notes of the Company (including any unsecured convertible notes issued in exchange therefore, collectively, the “Original Unsecured Notes”, and together with the Original Secured Notes, the “Original Notes”) that were issued pursuant to that certain Securities Purchase Agreement, dated as of May 8, 2023 (as amended, supplemented or otherwise modified from time to time, the “Unsecured SPA”) and (b) have the right to acquire one or more of: (i) certain additional secured convertible notes issuable in accordance with the terms to the Secured SPA (the “Additional Secured Notes”) and (ii) certain additional unsecured convertible notes (the “Additional Unsecured Notes”, and together with the Additional Secured Notes, the “Additional Notes”, and together with the Original Notes, the “SPA Notes”), issuable pursuant to the Unsecured SPA.

Prior to the Waiver Agreement, the Company had certain obligations under the SPA Notes to pay accrued and unpaid interest and a make-whole amount of additional interest (the “Make-Whole Amount”) in cash in connection with conversions of such SPA Notes. In an effort to reduce the Company’s ongoing cash obligations pursuant to such SPA Notes and to encourage the continued conversion of the SPA Notes into shares of Common Stock, the Company has agreed to make certain voluntary adjustments to the SPA Notes as described below. Pursuant to the Waiver Agreement, the Company irrevocably agreed that with respect to each conversion of any SPA Note on or after the effective date of the Waiver Agreement, if the Holder delivers a conversion notice (the “Notice of Conversion”) to the Company at a time that 90% of the VWAP (as defined in the SPA Notes) of the Company’s common stock as of the trading day ended immediately prior to the time at which such Notice of Conversion is delivered to the Company (each, an “Adjustment Price”) is less than the conversion price then in effect pursuant to the applicable SPA Note (the “Conversion Price”), the Company shall voluntary reduce the Conversion Price solely with respect to such portion of such SPA Note to be converted in accordance with such Notice of Conversion (and not with respect to any other portion of such SPA Note) to such Adjustment Price (the “Voluntary Adjustment”). The Company also agreed, in exchange for the Holder’s waiver of any accrued and unpaid interest (if any, as of such conversion date) (an “Interim Interest Waiver”) with respect to such aggregate principal of such SPA Note to be converted pursuant to such applicable Notice of Conversion (the “Full Voluntary Adjustment”), to (i) further reduce such Adjustment Price in respect of a Voluntary Adjustment (as adjusted, each a “Full Adjustment Price”); and (ii) issue a number of shares of the Company’s common stock to the Holder such that the aggregate number of shares of common stock to be issued to the Holder in such conversion at such Full Adjustment Price equals the quotient of (x) the sum of (i) such aggregate principal of such SPA Note to be converted pursuant to such applicable Notice of Conversion and (ii) any accrued and unpaid interest thereon, divided by (y) such Adjustment Price prior to any Interim Interest Waiver. Such Full Voluntary Adjustment shall be applicable until the fifth (5th) business day after the Company delivers written notice to the Holder electing to revoke such election.

Pursuant to the Waiver Agreement, the Holder irrevocably agreed that instead of receiving the accrued and unpaid interest, each holder of any such applicable SPA Note shall receive upon conversion of such SPA Note an amount in cash equal to all accrued and unpaid interest on such SPA Note to such date of conversion (or such cash amount shall be deemed satisfied in full without any payment of cash by the Company if the Company effects a Full Voluntary Adjustment with respect to the applicable Notice of Conversion) with respect to the applicable Notice of Conversion.

Further pursuant to the Waiver Agreement, a Holder’s right to purchase any Additional Notes in any agreement with the Company (including, without limitation, the Secured SPA and/or the Unsecured SPA, as applicable) shall be extended until the first (1st) anniversary of the effective date of the Waiver Agreement.

The Company also intends to incorporate the changes in the Waiver Agreement into certain of its other existing notes and notes issuable in the future pursuant to existing purchase agreements, as applicable, through one or more waivers, amendments and/or exchange agreements, as applicable.

The abovementioned Secured SPA dated as of August 14, 2022 and the Unsecured SPA dated as of May 8, 2023 are filed as an exhibit to the Company’s Current Reports on Form 8-K filed with the Securities and Exchange Commission on August 15, 2022 and May 10, 2023, respectively, and are hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Current Report on Form 8-K:

No.	Description of Exhibits
10.1	Form of Waiver Agreement, dated August 2, 2024, by and between the Company and the holders party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARADAY FUTURE INTELLIGENT ELECTRIC INC.

Date: August 2, 2024	By:	/s/ Jonathan Maroko
	Name:	Jonathan Maroko
	Title:	Interim Chief Financial Officer

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